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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 1999


                        KARTS INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


                                     Nevada
                            (State of incorporation)



         000-23041                                 75-2639196
 (Commission File Number)               (I.R.S. Employer Identification Number)


       62204 Commercial Street
            P.O. Box 695
         Roseland, Louisiana                            70456
 (Address of principal executive offices)             (Zip Code)



                                 (504) 747-1111
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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
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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K


Item 5.  Other Events.

         On August  31,  1999,  the  Company  held its 1999  Annual  Meeting  of
Shareholders in Dallas, Texas. The following items were submitted to a vote of and approved by the Company's security holders:


a)       PROPOSAL NO. 1                         For                 Against              Abstain
         --------------                       -------               -------              -------

         Election of Directors:

             Timothy P. Halter              4,963,170                61,378               10,750
             Charles Brister                4,965,700                59,428               10,750
             Gary C. Evans                  4,963,170                61,378               10,750
             Joseph R. Mannes               4,963.170                61,378               10,750
             Ronald C. Morgan               4,963,170                61,378               10,750
             Other Nominees                    -0-                   -0-                  -0-

b)       PROPOSAL NO. 2                         For                 Against              Abstain
         --------------                      --------               -------              -------

         Ratification of Private
         Placement of Preferred Stock
         And Issuance of Common Stock       3,003,380                75,256               14,226
         Upon Conversion Thereof

c)       PROPOSAL NO. 3                         For                 Against              Abstain
         --------------                      --------               -------              -------

         Ratification of $1.5 million
         Convertible Term Loan from         3,028,468                59,203                5,191
         The Schlinger Foundation

d)       PROPOSAL NO. 4                         For                 Against              Abstain
         --------------                      --------               -------              -------

         Ratification of Amendment to
         Articles of Incorporation to
         Increase Authorized Common Stock   2,955,675               110,444               26,743



e)       PROPOSAL NO. 5                         For                 Against              Abstain
         ---------------                     --------               -------              -------

         Ratification of Amendment to
         Articles of Incorporation to
         Effect a Three-for-One Reverse     4,743,866               274,243               17,189
         Stock Split


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f)       PROPOSAL NO. 6                         For                 Against              Abstain
         --------------                      --------               -------              -------

         Selection of Auditors              4,996,119                23,292               15,887

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KARTS INTERNATIONAL INCORPORATED


                                    By: /s/ Charles Brister
                                    --------------------------------------------
                                    Charles Brister, Chief Executive Officer and
                                    President


Date:  September 3, 1999